DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 AMENDMENT NO. 23 to the VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT Effective March I, 2005 Between JACKSON NATIONAL LIFE INSURANCE COMPANY ("CEDING COMPANY") and CHUBB TEMPEST LIFE REINSURANCE LTD (formerly ACE TEMPEST LIFE REINSURANCE LTD) ("REIN SURER") Effective September 25, 2017, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Reinsurance Agreement will be amended to add new funds and to record fund name changes and fund mergers that were effective September 25, 2017. To effect these changes, the following provision of the Reinsurance Agreement is hereby amended: • Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, amendment #22, is hereby replaced by the attached Schedule B-2. Jackson National Life Insurance Company Chubb Tempest Life Reinsurance Ltd. r—DocuSigned by: (kvis (PiStAtain, \_,C;St17SAIII-D4R4411A Chris Wiseman Name Name VP controller Title \IP F-‘t.reN-SCA._ t\Avi4•1C Title September 19, 2018 Date Z- 7.-01 Date

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 SCHEDULE B-2 Subaccounts Subject to this Reinsurance Agreement Fund Name Comment Product Availability JNL Aggressive Growth Allocation Fund Name changed from JNL Disciplined Growth effective 9/25/2017 All and from JNL/S&P Disciplined Growth (New 1/16/2007) effective 8/29/2011 JNL Conservative Allocation Fund New 9/25/2017 All JNL Growth Allocation Fund Name changed from JNL Disciplined Moderate Growth effective All but Fifth Third 9/25/2017 and from JNL/S&P Disciplined Moderate Growth (New 1/16/2007) effective 8/29/2011 JNL Institutional Alt 25 Fund • Name changed from JNL Institutional Alt 20 (New 4/6/2009) All effective 9/25/2017 • Effective 9/25/2017, JNL Institutional Alt 35 Fund (New 4/6/2009) merged into this fund JNL Institutional Alt 50 Fund • New 4/6/2009 All • Effective 9/25/2017, JNL Institutional Alt 65 Fund (New 4/6/2009) merged into this fund JNL Moderate Allocation Fund New 9/25/2017 All but Fifth Third JNL Moderate Growth Allocation Fund Name changed from JNL Disciplined Moderate effective All but Fifth Third 9/25/2017 and from JNL/S&P Disciplined Moderate (New 1/16/2007) effective 8/29/2011 JNL/American Funds Balanced Name changed from JNL/Capital Guardian Global Balanced Fund All effective 4/24/2017, from JNL/FT Balanced Fund effective 12/3/2007 and from JNL/FMR Balanced Fund effective 4/30/2007 JNL/American Funds Blue Chip Income and Growth Fund New 5/3/2010 All JNL/American Funds Global Bond Fund New 5/3/2010 All JNL/American Funds Global Small Capitalization Fund New 5/3/2010 All JNL/American Funds Growth Allocation Fund New 4/30/2012 All JNL/American Funds Growth-Income Fund New 5/3/2010 All JNL/American Funds International Fund New 5/3/2010 All JNL/American Funds Moderate Growth Allocation Fund Name changed from JNL/American Funds Balanced Allocation All (New 4/30/2012) effective 9/25/2017 JNL/American Funds New World Fund New 5/3/2010 All

DocuSign Envelope ID: 3A396454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/AQR Large Cap Relaxed Constraint Equity Name changed from JNL/Goldman Sachs U.S. Equity Flex Fund All effective 4/24/2017 and from JNL/Credit Suisse Long/Short (New 1/16/2007) effective 10/11/2010 JNL/AQR Managed Futures Strategy Fund • New 4/27/2015 All but Fifth Third • Effective 4/27/2015, JNL/Mellon Capital Global Alpha Fund merged into this fund. JNL/Black Rock Commodity Securities Strategy Fund • New 1/16/2007 All • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/Black Rock Commodity Securities Fund. JNL/BlackRock Global Allocation Fund New 10/11/2010 All JNL/BlackRock Global Natural Resources Fund Name changed from JNL/BlackRock Natural Resources effective All 9/25/2017 and from JNL/BlackRock Community Securities Strategy Fund effective 9/2015 and from JNL/BlackRock Commodity Securities Fund effective 4/29/2013 and from JNL/Credit Suisse Commodity Securities Fund effective 10/11/2010 and from JNL/Credit Suisse Global Natural Resources (New 1/16/2007) effective 9/28/2009 JNL/BlackRock Large Cap Select Growth Fund • Name changed from JNL/Select Large Cap Growth Fund All effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, name changed from JNL/UBS Large Cap Select Growth Fund • Effective 4/25/2016, JNL/Invesco Large Cap Growth Fund merged into this fund. JNL/Brookfield Global Infrastructure and MLP Fund • New 12/12/2011 All • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund. JNL/Causeway International Value Select Fund • Name changed from JNL/JP Morgan International Value All Fund effective 9/28/2015 JNL/ClearBridge Large Cap Growth Fund New 9/25/2017 All JNL/Crescent High Income Fund New 4/25/2016 All JNL/DFA Growth Allocation Fund New 4/24/2017 All

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/DFA Moderate Growth Allocation Fund Name changed from JNL/DFA Moderate Allocation Fund (New All 4/24/2017) effective 9/25/2017 JNL/DFA US Core Equity Fund Name changed from JNL/Eagle Core Equity Fund effective All 4/30/2012 JNL/DoubleLine Core Fixed Income Fund Name changed from JNL/PIMCO Total Return effective All 9/25/2017 JNL/DoubleLine Total Return Fund New 9/28/2015 All JNUFAMCO Flex Core Covered Call Fund New 9/25/2017 All JNL/FPA +DoubleLine Flexible Allocation Fund • New 9/28/2009 All but Fifth Third • Name changed from JNL/Ivy Asset Strategy Fund effective 4/25/2016 JNL/Franklin Templeton Founding Strategy New 1/16/2007 All JNL/Franklin Templeton Global Fund • Name changed from JNL/Franklin Templeton Global Growth All Fund (New 1/16/2007) effective 4/24/2017; effective 9/16/2013, JNL/M&G Global Leaders Fund merged into JNL/Franklin Templeton Global Growth Fund JNL/Franklin Templeton Global Multi-sector Bond Fund New 12/12/2011 All JNL/Franklin Templeton Income Fund New 5/1/2006 All JNL/Franklin Templeton International Small Cap Growth Fund • New 12/3/2007 All • Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010 INL/Franldin Templeton Mutual Shares New 1/16/2007 All JNL/Goldman Sachs Core Plus Bond Fund • Formerly JNL/Salomon Brothers Global Bond Fund. All • Name changed from YNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007. JNL/Goldman Sachs Emerging Markets Debt Fund New 10/6/2008 All JNL/Harris Oakmark Global Equity • New 9/25/2017 All • Effective 9/25/2017, JNL/Red Rocks Listed Private Equity Fund merged into this Fund

DocuSign Envelope ID: 3A396454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/Invesco China-India Fund • New 3/31/2008 All • Name changed from JNL/PAM China-India Fund effective 4/30/2012 • Name changed from JNL/Eastspring Invest' ents China-India Fund effective 4/25/2016 • Effective 4/25/2016, JNL/Eastspring Investments Asia ex- Japan Fund merged into this fund JNL/Invesco Diversified Dividend Fund • New 9/25/2017 All JNL/Invesco Global Real Estate Fund • New 5/2/05, All • Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. • Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund. JNL/Invesco International Growth Fund • Named changed from JNL/Putnam International Equity Fund All effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. • Effective 10/11/2010, name changed from JNL/AIM International Growth Fund. JNL/Invesco Mid Cap Value Fund • Name changed from JNL/Lazard Mid Cap Value Fund All effective 3/31/2008 • Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund. JNL/Invesco Small Cap Growth Fund Name changed from JNL/AIM Small Cap Growth Fund effective All 10/11/2010. INL/JPMorgan Mid Cap Growth Fund • Subadvisor changed from Janus on 2/18/04. All • Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. • Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007. JNL/JPMorgan U.S. Government & Quality Bond Fund Name changed from JNL/Salomon Brothers U.S. Govt. & Quality All Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007. JNL/Lazard Emerging Markets Fund New 5/1/2006 All JNL/Mellon Capital 10 x 10 Fund New 4/30/2007 All but Retirement Latitudes

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Pro duct Availability JNL/Mellon Capital Bond Index Fund All JNL/Mellon Capital Consumer Discretionary Sector Fund Name changed from JNL/Mellon Capital Consumer Brands Sector All effective 9/25/2017 and subadvisor changed from Curian effective 2/18/2004 JNL/Mellon Capital Consumer Staples Sector Fund New 9/25/2017 All JNL/Mellon Capital Dow Index Fund • Name changed form JNL/Mellon Capital Management the All Dow to JNL/Mellon Capital Dow 10 Effective 1/17/2006 • Name changed from JNL/Mellon Capital Dow 10 Effective ---- 9/28/2015 INTL/Mellon Capital Emerging Markets Index Fund New 12/12/2011 All JNL/Mellon Capital Energy Sector Fund Name changed from JNL/Mellon Capital Oil & Gas Sector Fund All effective 9/25/2017 and from JNL/Mellon Capital Management Energy Sector Fund on 5/2/2005, and the subadvisor changed from Curian effective 2/18/2004 JNL/Mellon Capital European 30 Fund New 10/6/2008 All JNL/Mellon Capital Financial Sector Fund All JNL/Mellon Capital Healthcare Sector Fund Name changed from JNL/Mellon Capital Management All Pharmaceutical/Healthcare Sector Fund on 5/2/05 JNL/Mellon Capital Index 5 Fund New 4/30/2007 All but Retirement Latitudes JNL/Mellon Capital Industrials Sector Fund New 9/25/2017 All JNL/Mellon Capital Information Technology Sector Fund Name changed from JNL/Mellon Capital Technology Sector Fund All effective 9/25/2017 and subadvisor changed from Curian effective 2/18/2004 JNL/Mellon Capital International Index Fund Effective 9/15/2014, JNL/ Mellon Capital NYSE International 25 All Fund merged into this fund

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/Mellon Capital J1NL 5 Fund • Effective 10/4/04 All • On 4/30/2007 the JNL/ Mellon Capital Management Dow' 10 Fund, the JNL/ Mellon Capital Management S&P® 10 Fund, and the JNL/ Mellon Capital Management Global 15 Fund were merged with this fund. • Effective 4/27/2015, JNL/Mellon Capital JNL Optimized 5 Fund merged into this Fund • Effective 4/24/2017, JNL/Mellon Capital S&P 24 Fund (New 5/1/2006) merged into this Fund; effective 9/16/2013, JNL/Mellon Capital VIP Fund merged into JNL/Mellon Capital S&P 24 Fund; effective 9/28/2009, JNL/PPM America Core Equity Fund merged into JNL/Mellon Capital S&P 24 Fund JNL/Mellon Capital Materials Sector Fund New 9/25/2017 All JNL/Mellon Capital MSCI KLD 400 Social Index Fund • New 4/24/2017 All JNL/Mellon Capital MSCI World Index Fund Name changed from JNL/Mellon Capital Global 30 Fund All effective 9/25/2017 and from JNL/Mellon Capital Global 15 Effective 9/28/2015 JNL/Mellon Capital Nasdaq 100 Index Name changed from JNL/Mellon Capital Nasdaq 100 effective All 9/25/2017 and changed from JNL/Mellon Capital Nasdaq 25 Fund effective 4/25/2016 and changed from JNL/Mellon Capital Management Nasdaq 15 fund (New 10/4/2004) effective 12/3/2007 JNL/Mellon Capital Pacific Rim 30 Fund New 10/6/2008 All JNL/Mellon Capital Real Estate Sector Fund New 9/25/2017 All JNL/Mellon Capital S&P ' SMid 60 Fund New 4/30/2007 All but Retirement Latitudes JNL/Mellon Capital S&P 1500 Growth Index Fund New 9/25/2017 All JNL/Mellon Capital S&P 1500 Value Index Fund New 9/25/2017 All JNL/Mellon Capital S&P 400 Mid Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and All Mellon Capital Management prior to 12/15/03 • Effective 9/28/2015, JNL/ Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund merged into this fund

DocuSign Envelope ID: 3A396454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/Mellon Capital S&P 500 Index Fund 0 Effective 4/6/2009, the JNL/Mellon Capital Management All Enhanced S&P 500 Stock Index Fund was merged into this fund. • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund. JNL/Mellon Capital Small Cap Index Fund . Subadvisor was Curian between 12/15/03 and 2/18/04 and All Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund. JNL/Mellon Capital Telecommunications Sector Name changed from JNL/Mellon Capital Communications All Sector Fund effective 9/25/2017 and the subadvisor changed Curian effective 2/18/2004 JNL/MFS Mid Cap Value Fund Name changed from JNL/Goldman Sachs Mid Cap Value Fund All (New 5/2/2005) effective 4/24/2017 JNL/Multi-Manager Mid Cap Fund New 9/19/2016 All JNL/Multi-Manager Small Cap Growth Fund Name changed from JNL/Eagle Small Cap Equity effective All 9/28/2015 JNL/Multi-Manager Small Cap Value Fund • New 5/2/2005 All • Name changed from JNL/Franklin Templeton Small Cap Value Fund Effective 9/28/2015 JNL/Neuberger Berman Strategic Income Fund New 4/30/2012 All but Retirement Latitudes JNL/Oppenheimer Global Growth Fund • Effective 4/28/2014, JNL/M&G Global Basics Fund merged All (available for into this fund Retirement Latitudes • Effective 4/25/2016, JNL/Capital Guardian Global Diversified effective 4/28/2014) Research Fund merged into this fund JNL/PIMCO Credit Income Fund New 9/28/2015 All INL/PIMCO Income Fund New 9/25/2017 All INL/PIMCO Real Return New 1/16/2007 All JNL/PPM America Floating Rate Income Fund New 5/2/2011 All JNL/PPM America High Yield Bond Fund Name changed from JNL/Salomon Brothers High Yield Bond All Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007 and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007.

DocuSign Envelope ID: 3A396454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/PPM America Mid-Cap Value Fund New 3/31/2008 All JNL/PPM America Small Cap Value Fund New 3/31/2008 All JNL/PPM America Total Return Fund New 4/27/2015 All JNL/PPM America Value Equity Name changed from JNL/Putnam Value Equity Fund effective All (Exclusion of 1/16/2007 Retirement Latitudes was lifted eff 10/6/2008) JNL/S&P 4 Fund • New 12/3/2007 All • Effective 9/28/2015, JNL/Mellon Capital 25 Fund merged into this fund JNL/S&P Competitive Advantage Fund New 12/3/2007 All but Retirement Latitudes JNL/S&P Dividend Income & Growth Fund • New 12/3/2007 All (available for • Effective 9/16/2013, JNL/ Mellon Capital Dow sm Dividend Retirement Latitudes Fund merged into this fund. effective 9/16/2013) JNL/S&P Intrinsic Value Fund New 12/3/2007 All but Retirement Latitudes JNL/S&P Managed Aggressive Growth Fund All JNL/S&P Managed Conservative Fund All JNL/S&P Managed Growth Fund Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the All JNL/S&P Retirement 2025 Fund was merged into this fund. JNL/S&P Managed Moderate Fund Effective 9/28/2009, the JNL/S&P Retirement Income Fund was All merged into this fund. JNL/S&P Managed Moderate Growth Fund • Prior to 10/4/04 named JNL/S&P Conservative Growth Fund All I; • Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund. INL/S&P Mid 3 New 4/28/2014 All JNL/S&P Total Yield Fund New 12/3/2007 All but Retirement Latitudes INL/T. Rowe Price Established Growth Fund • JNL/Alliance Capital Growth Fund was merged with this fund All 5/2/05. • JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007. JNL/T. Rowe Price Mid-Cap Growth Fund Effective 4/24/2017, JNL/Morgan Stanley Mid Cap Growth Fund All (New 4/30/12) merged into this Fund JNL/T. Rowe Price Value Fund All

DocuSign Envelope ID: 3A3913454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/T.Rowe Price Short Term Bond Fund • New 5/1/2006 All • Name changed from JNL/Gokiman Sachs Duration Bond Fund effective 9/28/2009 JNL/The Boston Company Equity Income Fund New 9/25/2017 All JNLNanguard Capital Growth Fund New 9/25/2017 All JNLNanguard Equity Income Fund New 9/25/2017 All JNL/Vanguard Global Bond Market Index Fund New 9/25/2017 All JNLNanguard Growth Allocation Fund New 9/25/2017 All JNLNanguard International Fund New 9/25/2017 All JNLNanguard International Stock Market Index Fund New 9/25/2017 All JNLNanguard Moderate Allocation Fund New 9/25/2017 All JNLNanguard Moderate Growth Allocation Fund New 9/25/2017 All JNLNanguard Small Company Growth Fund New 9/25/2017 All JNLNanguard U.S. Stock Market Index Fund New 9/25/2017 All JNL/WMC Balanced Name changed from JNL/Select Balanced effective 5/2/2011 All JNL/WMC Government Money Market Fund Name changed from JNL/WMC Money Market fund effective All 4/24/2017 and from JNL/Select Money Market effective 5/2/2011 JNL/WMC Value Name changed from JNL/Select Value effective 5/2/2011 All Fifth Third Balanced VIP Fund Fund no longer available for new investments effective 8/13/2007 Fifth Third Only and was liquidated effective 10/12/2007 Fifth Third Disciplined Value VIP Fund Fund no longer available for new investments effective 8/13/2007 Fifth Third Only and was liquidated effective 10/12/2007 Fifth Third Mid Cap VIP Fund Fund no longer available for new investments effective 8/13/2007 Fifth Third Only and was liquidated effective 10/12/2007 Fifth Third Quality Growth VIP Fund Fund no longer available for new investments effective 8/13/2007 Fifth Third Only and was liquidated effective 10/12/2007 JNL General Account Guaranteed Five Year Fixed All but Advisors II and Perspective Series Guaranteed One Year Fixed All but Advisors II Guaranteed Seven Year Fixed All but Advisors II and Perspective A Series

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability Guaranteed Three Year Fixed All but Advisors II and Perspective A Series 12 Month DCA All 6 Month DCA All Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds. JNL Chubb 2005 Treaty Schedule B-2 Amendment #23